Globecomm Systems Files Preliminary Prospectus

HAUPPAUGE, N.Y.—(BUSINESS WIRE)—August 3, 2007—Globecomm Systems Inc. (NASDAQ: GCOM-News), a global provider of end-to-end satellite-based communications solutions, today announced that it has filed a preliminary prospectus supplement relating to a proposed underwritten public offering of 3,500,000 shares of its common stock. The offering will be made pursuant to the company’s effective shelf registration statement covering up to $50,000,000 of common stock previously filed with the Securities and Exchange Commission and is subject to market conditions. The underwriters will have an option to purchase up to an additional 525,000 shares of common stock from the company to cover over-allotments, if any.

Needham & Company, LLC and Stephens Inc. are acting as joint book-running managers in this offering and Susquehanna Financial Group, LLLP is acting as co-manager.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. This offering of shares of common stock may be made only by means of a prospectus supplement and accompanying prospectus. When available, copies of the preliminary prospectus supplement and accompanying prospectus may be obtained from Needham & Company, LLC, 445 Park Avenue, New York, NY 10022, telephone 212-371-8300.

About Globecomm Systems

Globecomm Systems Inc. provides end-to-end value-added satellite-based communication products, services and solutions by leveraging its core satellite ground segment systems and network capabilities, with its satellite communication services capabilities. The products and services Globecomm offers include pre-engineered systems, systems design and integration services, managed network services and life cycle support services. Globecomm’s customers include communications service providers, commercial enterprises, broadcast and other media and content providers and government and government-related entities.

Based in Hauppauge, New York, Globecomm Systems also maintains offices in Washington, DC, Maryland, Hong Kong, the United Kingdom, the United Arab Emirates and Afghanistan.

This press release contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward looking statements are based on management’s current expectations and observations. You should not place undue reliance on our forward-looking statements because the matters they describe are subject to certain risks, uncertainties and assumptions that are difficult to predict. Our forward-looking statements are based on the information currently available to us and speak only as of the date of this press release. Over time, our actual results, performance or achievements may differ from those expressed or implied by our forward-looking statements, and such difference might be significant and materially adverse to our security holders. We undertake no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

We have identified some of the important factors that could cause future events to differ from our current expectations and they are described in our most recent Annual Report on Form 10-K, including without limitation under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and in other documents that we may file with the SEC, all of which you should review carefully. Please consider our forward-looking statements in light of those risks as you read this press release.

CONTACT: Globecomm Systems Inc.

David Hershberg, 631-231-9800

or

Investor Relations:

Matthew Byron, 631-457-1301

or

Fax: 631-231-1557

info@globecommsystems.com

www.globecommsystems.com.

SOURCE: Globecomm Systems Inc.